Trade and Other Receivables	12 Months Ended
Dec. 31, 2022
Disclosure Of Trade And Other Receivables Text Block Abstract
TRADE AND OTHER RECEIVABLES
5.	TRADE AND OTHER RECEIVABLES

	December 31, 2022	December 31, 2021
Trade receivables	$2,015,291	$1,791,046
Allowance for doubtful accounts	(1,056,393)	(1,090,066)
Taxes receivable	615,730	843,447
Total	$1,574,628	$1,544,427

Provisions on Trade Receivables

In accordance with policy to use the expected credit loss model, the Company utilizes the expedited method where trade receivables are provided for based on their aging, as well as providing for specified balances deemed non-collectible. In the year ended December 31, 2022, the Company concluded that a bad debt provision of $1,056,393 (2021-$1,090,066) was to be recognized.

Factoring Arrangements and Liens

Siyata Mobile Israel (“SMI”) had a factoring agreement on its trade receivables, whereby invoices are fully assigned to a funding entity in return for 80%-85% of the total sale to be paid to SMI by the funding entity in advance. The remaining 15-20% is paid to SMI when the funding entity receives payment from the customer. SMI incurred a financing charge of 3.1% on advances received and was subject to certain covenants until fully repaid in June 2022.

The 80-85% received upfront remained as a liability from SMI to the funding entity until final settlement, however, all such balances are fully insured in case of non-payment. As SMI has both the legally enforceable right and the intention to settle the receivable and liability on a net basis in accordance with IAS 32, Financial Instruments, trade receivables are presented net of the liability for amounts advanced. As at December 31, 2022, the total amount expended by the funding entity was $NIL (December 31, 2021 - $27,000).

Siyata Mobile Inc. had provided the North American receivables as collateral for the outstanding convertible debenture. This lien has been removed as the convertible promissory note has been fully repaid.